iShares®

iShares U.S. ETF Trust

Supplement dated October 15, 2020 (the “Supplement”) to the

Summary Prospectus and Prospectus, each dated February 28, 2020 (as revised August 17, 2020)

for the iShares Short Maturity Bond ETF (NEAR) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus and Prospectus for the Fund.

Effective immediately, the Fund’s Summary Prospectus and Prospectus are amended as follows:

Changes to Fund’s Prospectus and Summary Prospectus

The section of the Summary Prospectus and Prospectus entitled “Management — Portfolio Managers” on page S-11 is deleted in its entirety and replaced with the following:

Portfolio Managers. Scott MacLellan, CFA, Akiva Dickstein and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. MacLellan and Mr. Dickstein have been Portfolio Managers of the Funds since 2020, and Mr. Radell has been a Portfolio Manager of the Fund since 2013.

The first three paragraphs of the Section of the Prospectus entailed “Management — Portfolio Managers” on page 23 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Scott MacLellan, CFA and Akiva Dickstein are primarily responsible for the day-to-day management of the Fund. In managing the Fund, Messrs. MacLellan and Dickstein consult regularly with Scott Radell (together with Messrs. MacLellan and Dickstein, the “Portfolio Managers”). Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, developing and implementing the Fund’s investment process and investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities. The following information provides additional information about each portfolio manager and member of the iShares Global Investment Research Team.

Scott MacLellan, CFA has been employed by BlackRock, Inc. or its affiliates (“BlackRock “) since 2001. Mr. MacLellan has been employed by BlackRock as a portfolio manager since 2012 and has been a Portfolio Manager of the Fund since 2020.

Akiva Dickstein has been employed by BlackRock as a portfolio manager since 2009. Mr. Dickstein has been a Portfolio Manager of the Fund since 2020.

Scott Radell has been employed by BFA or its affiliates as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at Barclays Global Fund Advisors in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2013.

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS-SUPP-NEAR-1020

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